COMMITMENTS AND CONTINGENCIES	12 Months Ended
Jan. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
Unconditional Purchase Obligations

In the ordinary course of business, we enter into certain unconditional purchase obligations, which are agreements to purchase goods or services that are enforceable, legally binding, and that specify all significant terms, including: fixed or minimum quantities to be purchased; fixed, minimum, or variable price provisions; and the approximate timing of the transaction. Our purchase orders are based on current needs and are typically fulfilled by our vendors within a relatively short time horizon. As of January 31, 2024, our unconditional purchase obligations totaled approximately $28 million.

Licenses and Royalties

We license certain technology and pay royalties under such licenses and other agreements entered into in connection with research and development activities.

As discussed in Note 2, “Summary of Significant Accounting Policies”, we have received non-refundable grants from the IIA that have funded a portion of our research and development expenditures. The Israeli law under which the IIA grants are made limits our ability to manufacture products, or transfer technologies, developed using these grants outside of Israel. If we were to seek approval to manufacture products, or transfer technologies, developed using these grants outside of Israel, we could be subject to royalty requirements or be required to pay certain redemption fees. If we were to violate these restrictions, we could be required to refund any grants previously received, together with interest and penalties, and may be subject to criminal penalties.

Off-Balance Sheet Risk

In the normal course of business, we provide certain customers with financial performance guarantees, which are generally backed by bank guarantees and, in certain cases, by standby letters of credit. In general, we would only be liable for the amounts of these guarantees in the event that our nonperformance permits termination of the related contract by our customer, which we believe is remote. At January 31, 2024, we had approximately $50 million of outstanding bank guarantees and letters of credit relating primarily to these performance guarantees. As of January 31, 2024, we believe we were in compliance with our performance obligations under all contracts for which there is a financial performance guarantee, and the ultimate liability, if any, incurred in connection with these guarantees will not have a material adverse effect on our consolidated results of operations, financial position, or cash flows. Our historical non-compliance with our performance obligations has been insignificant. In addition the Company provided bank guarantees in the amount $3.6 million related to its offices in Israel and exports transaction towards the Israeli Chamber of Commerce.

Indemnifications

In the normal course of business, we provide indemnifications of varying scopes to customers against claims of intellectual property infringement made by third parties arising from the use of our products. Historically, costs related to these indemnification provisions have not been significant and we are unable to estimate the maximum potential impact of these indemnification provisions on our future results of operations.

To the extent permitted under Israeli law or other applicable law, we indemnify our directors, officers, employees, and agents against claims they may become subject to by virtue of serving in such capacities for us. We also have contractual indemnification agreements with our directors, officers, and certain senior executives. The maximum amount of future payments we could be required to make under these indemnification arrangements and agreements is potentially unlimited; however, we have insurance coverage that limits our exposure and enables us to recover a portion of any future amounts paid. We are not able to estimate the fair value of these indemnification arrangements and agreements in excess of applicable insurance coverage, if any.

In connection with the spin-off, we entered into a tax matters agreement (the “Tax Matters Agreement”) with Verint under which we and Verint each agreed to share the obligation to pay any taxes as shown on tax returns filed by Verint (or any member of its group), on one hand, and us (or any member of our group), on the other hand, such that we will be primarily responsible for any taxes related to, or arising in connection with Cognyte, and Verint will be responsible for any taxes related to, or arising in connection with, the remaining business of Verint, regardless of which party prepares and files any such tax return and whether such taxes arise prior to or after the spin-off.

We and Verint agreed to indemnify each other under the Tax Matters Agreement for certain actions or inactions that cause the distribution of our stock to fail to qualify as tax-free for U.S. federal income and Israeli tax purposes. If the distribution fails to qualify as tax-free due to no fault of either Verint or us, Verint and we will jointly be responsible for any resulting tax.

Under the terms of the Tax Matters Agreement, we and Verint agree generally to cooperate in preparing and filing tax returns and will retain and make available tax records to the other party. Contests with taxing authorities are generally controlled by whichever of us or Verint bears the potential liability for the contested tax. However, with respect to certain income tax returns of Verint group, Verint has an exclusive right to control any contest with taxing authorities regarding tax liabilities in connection with such income tax returns, even if we are allocated all or a portion of such taxes under the terms of the Tax Matters Agreement. If any tax contest relates to a failure of the spin-off to qualify as tax-free due to the fault of Verint or us, then the party at fault will control such tax contest. The change in gross unrecognized tax benefits during fiscal year 2023 includes an uncertain tax position that should have been recognized beginning in fiscal year 2019. The net unrecognized tax benefit associated with this uncertain tax position amounted to $4.7 million as of January 31, 2023, which has been recognized as an out-period-correction in the fourth quarter of fiscal year January 31, 2023. In addition, since the uncertain tax position originated prior to the Spin-Off Date, we have indemnified Verint for this amount under the Tax Matters Agreement between Verint and Cognyte that became effective on the Spin-Off Date. The rollover impact of this out-of-period correction was not material, individually or in the aggregate, to any of the Company’s previously reported net income (loss), comprehensive income (loss), or basic and fully diluted earnings (loss) per common share. During the fourth quarter of fiscal year ending January 31, 2024, the uncertain tax positions associated with Verint, as well as the corresponding indemnification asset, were reversed due to the expiration of the statute of limitations.
Legal Proceedings

In March 2009, one of our former employees, Ms. Orit Deutsch, commenced legal actions in Israel against our primary Israeli subsidiary, Cognyte Technologies Israel Ltd. (“Cognyte IL”) (Case Number 4186/09) and against our former affiliate Comverse Technology, Inc. (“CTI”) (Case Number 1335/09). Also, in March 2009, a former employee of Comverse Limited (CTI’s primary Israeli subsidiary at the time), Ms. Roni Katriel, commenced similar legal actions in Israel against Comverse Limited (Case Number 3444/09). In these actions, the plaintiffs generally sought to certify class action suits against the defendants on behalf of current and former employees of Cognyte IL and Comverse Limited who had been granted stock options in Verint and/or CTI and who were allegedly damaged as a result of a suspension on option exercises during an extended filing delay period that is discussed in Verint’s and CTI’s historical public filings. On June 7, 2012, the Tel Aviv District Court, where the cases had been filed or transferred, allowed the plaintiffs to consolidate and amend their complaints against the three defendants: Cognyte IL, CTI, and Comverse Limited.

On October 31, 2012, CTI distributed all of the outstanding shares of common stock of Comverse, Inc., its principal operating subsidiary and parent company of Comverse Limited, to CTI’s shareholders (the “Comverse Share Distribution”). In the period leading up to the Comverse Share Distribution, CTI either sold or transferred substantially all of its business operations and assets (other than its equity ownership interests in Verint and in its then-subsidiary, Comverse, Inc.) to Comverse, Inc. or to unaffiliated third parties. As the result of these transactions, Comverse, Inc. became an independent company and ceased to be affiliated with CTI, and CTI ceased to have any material assets other than its equity interests in Verint. Prior to the completion of the Comverse Share Distribution, the plaintiffs sought to compel CTI to set aside up to $150 million in assets to secure any future judgment, but the District Court did not rule on this motion. In February 2017, Mavenir Inc. became successor-in-interest to Comverse, Inc.

On February 4, 2013, Verint acquired the remaining CTI shell company in a merger transaction (the “CTI Merger”). As a result of the CTI Merger, Verint assumed certain rights and liabilities of CTI, including any liability of CTI arising out of the foregoing legal actions. However, under the terms of a Distribution Agreement entered into in connection with the Comverse Share Distribution, Verint, as successor to CTI, is entitled to indemnification from Comverse, Inc. (now Mavenir) for any losses Verint may suffer in its capacity as successor to CTI related to the foregoing legal actions. Under the Separation and Distribution Agreement entered into with Verint in connection with the spin-off, we agreed to indemnify Verint for our share of any losses Verint may suffer related to the foregoing legal actions either in its capacity as successor to CTI, to the extent not indemnified by Mavenir, or due to its former ownership of us and Cognyte IL.

Following an unsuccessful mediation process, on August 28, 2016, the District Court (i) denied the plaintiffs’ motion to certify the suit as a class action with respect to all claims relating to Verint stock options and (ii) approved the plaintiffs’ motion to certify the suit as a class action with respect to claims of current or former employees of Comverse Limited (now part of Mavenir) or of Cognyte IL who held unexercised CTI stock options at the time CTI suspended option exercises. The court also ruled that the merits of the case would be evaluated under New York law.

As a result of this ruling (which excluded claims related to Verint stock options from the case), one of the original plaintiffs in the case, Ms. Deutsch, was replaced by a new representative plaintiff, Mr. David Vaaknin. CTI appealed portions of the District Court’s ruling to the Israeli Supreme Court. On August 8, 2017, the Israeli Supreme Court partially allowed CTI’s appeal and ordered the case to be returned to the District Court to determine whether a cause of action exists under New York law based on the parties’ expert opinions.

Following two unsuccessful rounds of mediation in mid to late 2018 and in mid-2019, the proceedings resumed. On April 16, 2020, the District Court accepted plaintiffs’ application to amend the motion to certify a class action and set deadlines for filing amended pleadings by the parties. CTI submitted a motion to appeal the District Court’s decision to the Supreme Court, as well as a motion to stay the proceedings in the District Court pending the resolution of the appeal. On July 6, 2020, the Supreme Court granted the motion for a stay. On July 27, 2020, the plaintiffs filed their response on the merits of the motion for leave to appeal. On December 15, 2021, the Supreme Court rejected CTI’s motion to appeal and the procedure in the District Court resumed. On February 27, 2022, CTI filed its response to the amendment motion for class certification. On April 4, 2022, a pre-trial hearing was held at the District Court, and the court has scheduled dates for the continuation of the proceedings. On July 10, 2022, following another round of mediation, the parties submitted a motion to approve a settlement agreement (the “Deutch Settlement Agreement”). According to the Deutch Settlement Agreement, subject to full and final waiver by the plaintiffs, Mavenir Inc. and/or Comverse Inc. and/or Mavenir Ltd., will pay compensation in the total amount of $16 million. On February 7, 2023 the court approved the Deutch Settlement Agreement and the first payment thereunder was made on March 2, 2023, in the amount of $6.5 million, leaving two installments of approximately $4.7 million each, one was paid in September 2023 and was paid in March 2024. It is noted that the compensation amount is comprehensive, final and absolute and includes all the amounts and expenses to be paid in connection with the Deutch Settlement Agreement. Verint serves as a guarantor for the payment of the compensation amount.

On March 1, 2023, a putative securities class action complaint was filed in the United States District Court for the Southern District of New York against Cognyte Software Ltd. (“Cognyte” or the “Company”), its Chief Executive Officer and its Chief Financial Officer (collectively, “Defendants”) on behalf of all purchasers of the Company’s common stock during the period between February 2, 2021, and June 28, 2022, and seeking unspecified damages. On November 10, 2023, Plaintiff filed an amended complaint (the “Amended Complaint”). The Amended Complaint alleges that Cognyte and its Chief Executive Officer purportedly issued false and misleading statements and made omissions in violation of U.S. federal securities laws between February 2, 2021, and January 19, 2023.

Plaintiff alleges that statements such as those in Cognyte’s code of conduct asserting that the Company operates in an ethical manner and complies with the law in the jurisdictions in which it operates, as well as its descriptions of services provided and its customer base, were purportedly false and misleading because Cognyte allegedly violated social media companies’ community standards and terms of service and the export control laws of Israel and other jurisdictions.

The Company has not accrued any losses in connection with this proceeding. The Company’s position is that this lawsuit has no merit, and it has filed a motion to dismiss the Amended Complaint..

We are a party to various litigation matters and claims that arise from time to time in the ordinary course of our business. While we believe that the ultimate outcome of any such current matters will not have a material adverse effect on us, their outcomes are not determinable and negative outcomes may adversely affect our financial position, liquidity, or results of operations.
In addition, under the Separation and Distribution Agreement we entered into with Verint in connection with the spin-off, the parties have agreed to certain other indemnification arrangements with respect to litigation claims and liabilities allocated in the spin-off.